                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS



         The Unaudited Pro Forma Statement of Operations for the year ended December 31, 1998 gives effect to: (1) the acquisitions of Universal Tool & Stamping Co., Inc. ("Universal"), Trident Automotive plc ("Trident"), the hinge business of Tower Automotive, Inc. (the "Hinge Business"), Excel Industries, Inc. ("Excel") and Adwest Automotive Plc ("Adwest") by Dura Automotive Systems, Inc. ("Dura"), (2) Excel's July 1, 1998 acquisition of 70% of Schade GmbH & Co. KG ("Schade"), (3) the March 1998 issuance of the 7 1/2% Convertible Trust Preferred Securities (the "Trust Preferred Securities"), (4) the June 1998 offering of 3,500,000 shares of Dura's Class A common stock (the "June 1998 Offering"), (5) the borrowings under the amended and restated $1.15 billion senior secured credit facility (the "New Credit Facility") and (6) the offering of $300 million and Euro 100 million of senior subordinated notes (the "Subordinated Notes") and the application of the net proceeds therefrom, as if such transactions had occurred on January 1, 1998. The results of operations of Adwest represent Adwest's results of operations for the twelve month period ended December 31, 1998.

         The Unaudited Pro Forma Statement of Operations for the three months ended March 31, 1999 gives effect to: (1) the acquisitions of Excel and Adwest,
(2) the borrowings under the New Credit Facility and (3) the Subordinated Notes and the application of the net proceeds therefrom, as if such transactions had occurred on January 1, 1999.

         The unaudited pro forma financial data are based on the assumptions and adjustments described in the accompanying notes. The Unaudited Pro Forma Statements of Operations do not purport to represent what our results of operations actually would have been if the events described above had occurred as of the dates indicated or what our results will be for any future periods. The Unaudited Pro Forma Financial Statements are based upon assumptions and adjustments that we believe are reasonable.

         The acquisitions of the Hinge Business, Excel, Schade and Adwest have been accounted for using the purchase method of accounting and, accordingly, the assets acquired and liabilities assumed have been recorded at their fair values as of the dates of their respective acquisitions. These amounts have been recorded based upon preliminary estimates as of such dates. Further adjustments to the acquired assets and assumed liabilities will be reflected as a change in goodwill.

                          DURA AUTOMOTIVE SYSTEMS, INC.
                  UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                            HINGE
                                        DURA(1)  UNIVERSAL(2) TRIDENT(3)  BUSINESS(4)  EXCEL(5)
                                        -------- ------------ ---------- ------------ ----------
Revenues                               $739,467    $7,836     $104,555     $34,991    $1,106,103
Cost of sales                           608,518     6,593       86,858      31,632       995,982
                                       --------    ------     --------     -------    ----------
 Gross profit                           130,949     1,243       17,697       3,359       110,121
Selling, general & administrative
 expenses                                49,825       318       15,278       1,400        76,507
Amortization expense                      9,868        --        1,303          --         2,108
                                       --------    ------     --------     -------    ----------
 Operating income                        71,256       925        1,116       1,959        31,506
Interest expense, net                    20,267        --        4,402          --         9,623
Other (income) expense                       --        --          369          --           (69)
                                       --------    ------     --------     -------    ----------
 Income before provisions for income
  taxes and minority interest            50,989       925       (3,655)      1,959        21,952
Provision for income taxes               20,933       370       (1,033)        784         3,632
Minority interest - trust preferred
 securities                               1,908        --           --          --            --
Minority interest in subsidiaries         1,481        --           --          --         1,367
                                       --------    ------     --------     -------    ----------
 Income before extraordinary item        26,667       555       (2,622)      1,175        16,953

Extraordinary item - loss on early
 extinguishment of debt, net                643        --           --          --            --
                                       --------    ------     --------     -------    ----------
  Net income (loss)                    $ 26,024    $  555     $ (2,622)    $ 1,175    $   16,953
                                       --------    ------     --------     -------    ----------
                                       --------    ------     --------     -------    ----------

Diluted shares outstanding (15)          11,795
                                       --------
                                       --------

 Diluted earnings per share (15)       $   2.37
                                       --------
                                       --------

Basic shares outstanding (15)            10,708
                                       --------
                                       --------

 Basic earnings per share              $   2.43
                                       --------
                                       --------



                                                         PRO FORMA
                                     SCHADE(6) ADWEST(7) ADJUSTMENTS    PRO FORMA
                                     --------- --------  -----------   ----------
Revenues                             $132,779  $399,717  $     --      $2,525,448
Cost of sales                         117,593   346,972   (23,676)(8)   2,170,472
                                     --------  --------  --------      ----------
 Gross profit                          15,186    52,745    23,676         354,976
Selling, general & administrative
 expenses                               7,494    23,974    (6,000)(9)     168,796
Amortization expense                       --     2,927     6,399(10)      22,605
                                     --------  --------  --------      ----------
 Operating income                       7,692    25,844    23,277         163,575
Interest expense, net                   2,669     9,823    49,882(11)      96,666
Other (income) expense                     --        --        --             300
                                     --------  --------  --------      ----------
 Income before provisions for income
  taxes and minority interest           5,023    16,021   (26,605)         66,609
Provision for income taxes              1,419     6,094    (5,223)(12)     26,976
Minority interest - trust preferred
 securities                                --        --       580(13)       2,488
Minority interest in subsidiaries          --       633     1,081(14)       4,562
                                     --------  --------  --------      ----------
 Income before extraordinary item       3,604     9,294   (23,043)         32,583

Extraordinary item - loss on early
 extinguishment of debt, net               --        --        --             643
                                     --------  --------  --------      ----------
  Net income (loss)                  $  3,604  $  9,294  $(23,043)     $   31,940
                                     --------  --------  --------      ----------
                                     --------  --------  --------      ----------

Diluted shares outstanding (15)                             5,723          17,518
                                                         --------      ----------
                                                         --------      ----------

 Diluted earnings per share (15)                                       $     1.82
                                                                       ----------
                                                                       ----------

Basic shares outstanding (15)                               6,729          17,437
                                                         --------      ----------
                                                         --------      ----------

 Basic earnings per share                                              $     1.83
                                                                       ----------
                                                                       ----------

                          DURA AUTOMOTIVE SYSTEMS, INC.
                  UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                                               PRO FORMA
                                                     DURA(1)      EXCEL(5)       ADWEST(7)     ADJUSTMENTS     PRO FORMA
                                                     -------      --------       ---------     -----------     ---------
Revenues                                            $264,701      $308,705        $80,346       $    --         $653,752
Cost of sales                                        218,219       272,716         69,840         (4,806)(8)     555,969
                                                    --------      --------        -------       --------        --------
 Gross profit                                         46,482        35,989         10,506          4,806          97,783
Selling, general & administrative expenses            16,897        17,991          7,027           --            41,915
Amortization expense                                   3,685           358            655          1,387(10)      6,085
                                                    --------      --------        -------       --------        --------
 Operating income                                     25,900        17,640          2,824          3,419          49,783
Interest expense, net                                  6,895         2,704          2,035         13,912(11)      25,546
Other (income) expense                                    --          (582)            --             --            (582)
                                                    --------      --------        -------       --------        --------
 Income before provisions for income
  taxes and minority interest                         19,005        15,518            789        (10,493)         24,819
Provision for income taxes                             7,711         7,991            433         (6,083)(12)     10,052
Minority interest - trust preferred securities           611          --               --             --             611
Minority interest in subsidiaries                      1,342          (177)           (15)            --           1,150
                                                    --------      --------        -------       --------        --------
 Net income (loss)                                  $  9,341      $  7,704        $   371       $ (4,410)       $ 13,006
                                                    --------      --------        -------       --------        --------
                                                    --------      --------        -------       --------        --------

Diluted shares outstanding (15)                       14,253                                       4,599          18,852
                                                    --------                                    --------        --------
                                                    --------                                    --------        --------

Diluted earnings per share (15)                     $   0.70                                                    $   0.72
                                                    --------                                                    --------
                                                    --------                                                    --------

Basic shares outstanding (15)                         12,877                                       4,599          17,476
                                                    --------                                    --------        --------
                                                    --------                                    --------        --------

Basic earnings per share                            $   0.73                                                    $   0.74
                                                    --------                                                    --------
                                                    --------                                                    --------

              NOTES TO UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                                 (In thousands)

(1) Represents the results of operations of Dura for the year ended December 31, 1998, including the results of operations of Universal, Trident and the Hinge Business from their respective dates of acquisition and for the three months ended March 31, 1999, including the results of operations of Excel and Adwest from their respective dates of acquisition.

(2) Represents the results of operations of Universal from January 1, 1998 through the date of acquisition, March 8, 1998.

(3) Represents the results of operations of Trident from January 1, 1998 through the date of acquisition, April 30, 1998.

(4) Represents the results of operations for the Hinge Business from January 1, 1998 through the date of acquisition, August 31, 1998.

(5) Represents the results of operations for Excel for the year ended December 31, 1998 and from January 1, 1999 through the date of acquisition, March 23, 1999. The results of operations for the year ended December 31, 1998 include the results of operations of Schade from July 1, 1998, the date of its acquisition, through December 31, 1998.

(6) Represents the results of operations of Schade from January 1, 1998 through the date of its acquisition by Excel, July 1, 1998.

(7) Represents the results of operations for Adwest for the twelve months ended December 31, 1998 and from January 1, 1999 through the date of acquisition, March 15, 1999.

(8) Reflects the change in depreciation expense resulting from adjustments to the depreciable lives of property, plant and equipment of Universal, Trident, the Hinge Business, Excel, Schade and Adwest to their estimated useful lives at the time of their acquisition and from adjustments to value such property, plant and equipment at fair value as of the date of acquisition as follows:


                                                    Three Months
                                     Year Ended         Ended
                                     December 31,     March 31,
                                         1998           1999
                                         ----           ----
              Universal               $    33           $   --
              Trident                   1,543               --
              Hinge Business              474               --
              Excel                    12,886            2,962
              Schade                    5,740            1,282
              Adwest                    3,000              562
                                      -------           ------
                Total                 $23,676           $4,806
                                      -------           ------
                                      -------           ------

(9) Reflects the elimination of certain corporate payroll and related costs and duplicate public company expenses arising from the acquisitions of Excel and Adwest for the year ended December 31, 1998 as set forth below:

              Executive management payroll costs    $3,500
              Public company costs                   1,700
              Other                                    800
                                                    ------
                Total                               $6,000
                                                    ------
                                                    ------

(10) Represents the additional amortization of goodwill and other intangible assets arising from the acquisitions of Universal, Trident, the Hinge Business, Excel and Adwest, net of amortization of goodwill and other intangible assets previously recorded by Trident, Excel and Adwest:


                                                                                   Three Months
                                                                      Year Ended      Ended
                                                                      December 31,   March 31,
                                                                          1998         1999
                                                                        -------      -------
              Amortization of goodwill and other intangible assets:
                Universal                                               $    87      $    --
                Trident                                                   2,019           --
                Hinge Business                                              345           --
                Excel/Schade                                              4,968        1,159
                Adwest                                                    5,320        1,241
                                                                        --------      -------
                                                                         12,739        2,400
                                                                        --------      -------
              Amortization previously recorded by:
                Trident                                                  (1,303)          --
                Excel                                                    (2,108)        (358)
                Adwest                                                   (2,927)        (655)
                                                                        --------      -------
                                                                         (6,338)      (1,013)
                                                                        --------      -------
                   Net increase                                         $ 6,399      $ 1,387
                                                                        --------      -------
                                                                        --------      -------


       Goodwill is amortized on a straight-line basis over a forty-year period. Other intangible assets are amortized over the useful life of the related asset.

(11) Represents the change in interest expense arising from:


                                                                                      Three Months
                                                                    Year Ended           Ended
                                                                    December 31,        March 31,
                                                                       1998               1999
                                                                      ------             ------
         Interest expense on Term Loan A                             $ 21,313           $  5,328
         Interest expense on Term Loan B                               22,000              5,500
         Interest expense on Subordinated Notes                        36,720              9,180
         Interest expense on Trident Notes, net                         6,600              1,650
         Interest expense on other senior indebtedness                  6,033              2,888
         Amortization of capitalized financing fees                     4,000              1,000
                                                                     --------           --------
           Total adjustments                                           96,666             25,546
                                                                     --------           --------

         Interest expense, net previously recorded by:
         Dura                                                         (20,267)            (6,895)
         Trident                                                       (4,402)                 -
         Excel                                                         (9,623)            (2,704)
         Schade                                                        (2,669)                 -
         Adwest                                                        (9,823)            (2,035)
                                                                     --------           --------
                                                                      (46,784)           (11,634)
                                                                     --------           --------
           Net increase                                              $ 49,882           $ 13,912
                                                                     --------           --------
                                                                     --------           --------


(12) Adjusts the provision for income taxes on a pro forma basis to reflect Dura's incremental tax rate of 40.5%.

(13) Represents dividends, net of income taxes, on the Trust Preferred Securities for the period prior to their issuance in March 1998.

(14) Represents the minority interest in the earnings of Schade for the period prior to July 1, 1998, the date of its acquisition by Excel.

(15) Basic earnings per share were computed by dividing net income by the weighted average number of shares of Class A Common Stock and Class B Common Stock outstanding during the year. Diluted earnings per share for the three months ended March 31, 1999 include the dilutive effects of outstanding stock options using the treasury stock method and assumes the conversion of the Trust Preferred Securities into shares of Class A Common Stock. Diluted earnings per share for the year ended December 31, 1998 excludes the conversion of the Trust Preferred Securities (into approximately 1,289,000 shares of Class A Common Stock), as their effect is anti-dilutive. Pro forma weighted average shares outstanding include the effects of the shares that were issued in connection with the acquisition of Excel.